                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  APRIL 20, 1999



                         EQUITY OFFICE PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


          MARYLAND                                1-13115                          36-4151656
(State or other jurisdiction             (Commission File Number)                 (IRS Employer
      of incorporation)                                                      Identification Number)




2 NORTH RIVERSIDE PLAZA
SUITE 2200
CHICAGO, ILLINOIS                                                                      60606
(Address of principal executive offices)                                             (Zip Code)



Registrant's telephone number, including area code: (312)466-3300



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                         EQUITY OFFICE PROPERTIES TRUST

ITEM 5 - OTHER EVENTS

         The Company's and EOP Operating Limited Partnership's respective Annual Reports on Form 10-K for the year ended December 31, 1998 each contained a typographical error in note 11 to the consolidated and combined financial statements as to the redemption date for the Company's 8.98% Series A Cumulative Redeemable Preferred Shares. The Company may, at its option and upon not less than 30, nor more than 60 days written notice, redeem the shares, in whole or in part, at any time or from time to time, on and after June 15, 2002, for cash at a redemption price of $25.00 per share, plus all accrued and unpaid distributions thereon to the date fixed for redemption.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EQUITY OFFICE PROPERTIES TRUST




Date:  April 20, 1999                          By: /s/ Stanley M. Stevens
                                                   ----------------------
                                                   Stanley M. Stevens
                                                   Executive Vice President and
                                                   Secretary